UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2006
___________________________________________________________

IGI, INC.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Delaware	001-08568	01-0355758
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of Principal Executive Offices) (Zip Code)

(856) 697-1441
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01	Entry into a Material Definitive Agreement.

      On January 30, 2006, IGI, Inc. entered into a letter agreement (the "Letter Agreement") with Univest Management EPSP, c/o Frank Gerardi, Trustee (the "Holder"). Pursuant to the Letter Agreement, the stated interest rate on the secured promissory note, dated December 12, 2005, in favor of the Holder, was revised from 30% per annum to 12% per annum as of February 1, 2006. Mr. Gerardi is the Chairman and Chief Executive Officer of the Company and he is the trustee and controls Univest.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in "Item 1.01 Entry into a Material Definitive Agreement" of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

10.1	Letter Agreement, dated January 30, 2006 between IGI, Inc. and Univest Management EPSP, c/o Frank Gerardi, Trustee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI, INC.

	By:	/s/ Frank Gerardi

Frank Gerardi
Chairman & Chief Executive Officer

Date: February 3, 2005

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EXHIBIT INDEX

Exhibit
Number	Description

10.1	Letter Agreement, dated January 30, 2006 between IGI, Inc. and Univest Management EPSP, c/o Frank Gerardi, Trustee.

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